Exhibit 99.1

GENON ENERGY, INC. AND SUBSIDIARIES

(DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of GenOn Energy, Inc. and its consolidated subsidiaries (the “Registrant”) are presented for informational purposes only to provide an understanding of the Registrant’s historical financial results as adjusted for the sale of the Canal Units 1 and 2 electricity generating facilities (“Canal”) to Stonepeak Kestrel Holdings LLC (the “Buyer”) that was completed on June 29, 2018.  The Unaudited Pro Forma Condensed Consolidated Financial Statements of the Registrant are also adjusted for the sale of the Hunterstown generation station and certain third party gas interconnection contracts (collectively, Hunterstown) to Kestrel Acquisition, LLC that occurred on June 1, 2018. The Unaudited Pro Forma Condensed Consolidated Financial Statements presented in this report are for illustrative purposes only, and are not necessarily indicative of the results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or the Registrant’s future consolidated results of operations.

The Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2018 give pro forma effect to the sales of Canal and Hunterstown as if they had occurred on March 31, 2018.  The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2018 and for the year ended December 31, 2017 give effect to the sales of Canal and Hunterstown as if they had occurred on January 1, 2017, the beginning of the earliest period presented.

The pro forma adjustments are based on currently available information, estimates and assumptions that the Registrant believes are reasonable in order to reflect, on a pro forma basis, the impact of the sales of Canal and Hunterstown on its historical financial information.  Differences between these preliminary estimates and the final divestiture accounting may occur and these differences could have a material effect on the accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements and the Registrant’s future financial position and results of operations.

The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with:

•                  the accompanying notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements; and

•                  the condensed consolidated financial statements of the Registrant for the three months ended March 31, 2018 and the notes relating thereto, included in the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, and the consolidated financial statements of the Registrant for the year ended December 31, 2017, and the notes relating thereto, included in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017.

GENON ENERGY, INC. AND SUBSIDIARIES

(DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2018

(In millions)	March 31, 2018 As Reported (a)	Hunterstown Pro Forma Adjustments		Canal Pro Forma Adjustments		March 31, 2018 Pro Forma

ASSETS
Current Assets
Cash and cash equivalents	$687	$498	(b)	$334	(c)	$1,519
Restricted cash	1	—		—		1
Accounts receivable	86	—		—		86
Inventory	259	—		—		259
Derivative instruments	22	—		—		22
Derivative instruments — affiliate	1	—		—		1
Cash collateral posted in support of energy risk management activities	63	—		—		63
Cash collateral posted in support of energy risk management activities — affiliate	28	—		—		28
Current assets held-for-sale	29	(4	)(b)	(25	)(d)	—
Prepaid rent and other current assets	148	—		(15	)(c)	133
Total current assets	1,324	494		294		2,112
Property, plant and equipment, net	1,626	—		—		1,626
Other Assets
Intangible assets, net	17	—		—		17
Derivative instruments	4	—		—		4
Long-term deposits	130	—		—		130
Prepaid rent — non-current	324	—		—		324
Non-current assets held-for-sale	559	(525	)(b)	(34	)(d)	—
Other non-current assets	133	—		—		133
Total other assets	1,167	(525)		(34)		608
Total Assets	$4,117	$(31)		$260		$4,346
LIABILITIES AND STOCKHOLDER’S EQUITY
Current Liabilities
Current portion of long-term debt and capital leases	$1	$—		$—		$1
Current portion of long-term debt — affiliate	125	—		—		125
Accounts payable	95	(8	)(b)	—		87
Accounts payable — affiliate	10	4	(b)	11	(e)	25
Derivative instruments	16	—		—		16
Derivative instruments — affiliate	5	—		—		5
Current liabilities held-for-sale	6	(5	)(b)	(1	)(d)	—
Accrued expenses and other current liabilities	104	—		—		104
Total current liabilities	362	(9)		10		363
Liabilities Subject to Compromise	2,479	—		—		2,479
Other Liabilities
Long-term debt and capital leases	39	—		—		39
Derivative instruments — affiliate	3	—		—		3
Out-of-market contracts	603	—		—		603
Non-current liabilities held-for-sale	166	(161	)(b)	(5	)(d)	—
Other non-current liabilities	274	—		—		274
Total non-current liabilities	1,085	(161)		(5)		919
Total Liabilities	3,926	(170)		5		3,761
Commitments and Contingencies
Total Stockholder’s Equity	191	139		255		585
Total Liabilities and Stockholder’s Equity	$4,117	$(31)		$260		$4,346

GENON ENERGY, INC. AND SUBSIDIARIES

(DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2018

(In millions)	Three Months Ended March 31, 2018 As Reported (a)	Hunterstown Pro Forma Adjustments		Canal Pro Forma Adjustments		Three Months Ended March 31, 2018 Pro Forma

Operating Revenues
Operating revenues	$573	$(69	)(b)	$(49	)(d)(e)	$455
Total operating revenues	573	(69)		(49)		455
Operating Costs and Expenses
Cost of operations	246	3	(b)	(18	)(d)	231
Cost of operations — affiliate	90	(38	)(b)	(1	)(d)	51
Depreciation and amortization	37	(6	)(b)	(2	)(d)	29
General and administrative	12	—		—		12
General and administrative — affiliate	19	—		—		19
Restructuring and transition-related costs	23	—		—		23
Total operating costs and expenses	427	(41)		(21)		365
Operating Income	146	(28)		(28)		90
Other Income/(Expense)
Other income, net	6	—		—		6
Interest expense	(3)	(1	)(b)	—		(4)
Interest expense — affiliate	(3)	—		—		(3)
Total other expense	—	(1)		—		(1)
Income Before Reorganization Items and Income Taxes	146	(29)		(28)		89
Reorganization items	(33)	—		—		(33)
Income Before Income Taxes	113	(29)		(28)		56
Income tax	—	—		—		—
Net Income	$113	$(29)		$(28)		$56

GENON ENERGY, INC. AND SUBSIDIARIES

(DEBTOR-IN-POSSESSION)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2017

(In millions)	Year Ended December 31, 2017 As Reported (a)	Hunterstown Pro Forma Adjustments		Canal Pro Forma Adjustments		Year Ended December 31, 2017 Pro Forma

Operating Revenues
Operating revenues	$1,525	$(192	)(b)	$(85	)(d)(e)	$1,248
Operating revenues — affiliate	64	—		—		64
Total operating revenues	1,589	(192)		(85)		1,312
Operating Costs and Expenses
Cost of operations	878	(13	)(b)	(41	)(d)	824
Cost of operations — affiliate	297	(86	)(b)	(3	)(d)	208
Depreciation and amortization	168	(25	)(b)	(7	)(c)	136
Impairment losses	274	—		—		274
General and administrative	37	—		—		37
General and administrative — affiliate	130	—		—		130
Total operating costs and expenses	1,784	(124)		(51)		1,609
Operating (Loss)/Income	(195)	(68)		(34)		(297)
Other Income/(Expense)
Other income, net	11	—		—		11
Interest expense	(86)	4	(b)	—		(82)
Interest expense — affiliate	(11)	—		—		(11)
Other expense	(18)	—		—		(18)
Total other expense	(104)	4		—		(100)
(Loss)/Income Before Reorganization Items and Income Taxes	(299)	(64)		(34)		(397)
Reorganization items, net	11	—		—		11
(Loss)/Income Before Income Taxes	(288)	(64)		(34)		(386)
Income tax expense	7	—		—		7
Net (Loss)/Income	$(295)	$(64)		$(34)		$(393)

GENON ENERGY, INC. AND SUBSIDIARIES

(DEBTOR-IN-POSSESSION)

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)                                 Amounts represent historical financial information from the Registrant’s Quarterly Report on Form 10-Q for the period ended March 31, 2018 or from the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2017.

(b)                                 Amounts represent the pro forma adjustments related to the sale of Hunterstown to Kestrel Acquisition, LLC that was completed on June 1, 2018. The pro forma adjustments were previously disclosed in the Form 8-K that was filed on June 4, 2018 in connection with the closing of the Hunterstown sale and include the closing purchase price of $498 million, but exclude fees paid related to the sale or amounts expected to be received for post-closing working capital adjustments.

(c)                                  Amount represents the closing purchase price of $320.0 million. In addition, NRG Energy, Inc. (“NRG”) was obligated to reimburse the Registrant $13.5 million of the $15 million one-time payment that the Registrant made to NRG in December 2017 as compensation for a purchase option with respect to NRG’s Canal 3 power generation development project. The $15 million payment was previously recorded in prepaid rent and other current assets as of March 31, 2018 and is removed from the pro forma balance sheet. Pro forma adjustments for cash and cash equivalents do not include fees paid related to the sale or amounts expected to be received for post-closing working capital adjustments.

(d)                                 Amounts represent the assets, liabilities and operating results associated with the disposition of Canal.  Canal’s assets and liabilities were classified as held-for-sale on the Registrant’s consolidated balance sheets as of March 31, 2018.

(e)                                  Adjustments relate to intercompany transactions and balances between the Registrant and Canal, which as a result of the deconsolidation would no longer be eliminated in consolidation. These adjustments primarily reflect certain accounts receivable — affiliate and accounts payable — affiliate balances between Canal and affiliates of the Registrant that will be assumed by the Buyer in connection with the Canal sale.